UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the securities exchange act of 1934

Date of Report (Date of earliest event reported): May 25, 2023

RICE ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40503	98-1580612
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

102 East Main Street, Second Story Carnegie, Pennsylvania 15106	15106
(Address of principal executive offices)	(Zip Code)

(713) 446-6259
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-fourth of one redeemable warrant	RONI U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	RONI	The New York Stock Exchange
Warrants, exercisable for one Class A ordinary share at an exercise price of $11.50 per share	RONI WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on December 13, 2022, in connection with its proposed business combination (the “Business Combination”) with NET Power, LLC, a Delaware limited liability company (“NET Power”), Rice Acquisition Corp. II, a Cayman Islands exempted company (“RONI”), entered into subscription agreements (the “2022 Subscription Agreement”) with certain investors (the “2022 PIPE Investors”), and on April 23, 2023, RONI entered into additional subscription agreements (the “April 2023 Subscription Agreements” and, together with the 2022 Subscription Agreements, the “Existing Subscription Agreements”) with certain investors (the “April 2023 PIPE Investors” and, together with the 2022 PIPE Investors, the “Existing PIPE Investors”), pursuant to which, among other things, the Existing PIPE Investors have agreed to subscribe for and purchase from RONI, and RONI has agreed to issue and sell to the Existing PIPE Investors, an aggregate of 49,044,995 newly issued shares of Class A common stock, par value $0.0001 per share, of RONI (“Class A Common Stock”) for an aggregate purchase price of $490,449,950, on the terms and subject to the conditions set forth therein (the “Existing PIPE Financing”). Each Existing Subscription Agreement contains customary conditions to closing, including the consummation of the Business Combination immediately following the consummation of the Existing PIPE Financing.

Also as previously disclosed, on May 18, 2023, RONI and Tillandsia, Inc. (“SK”) entered into a subscription agreement, pursuant to which, among other things, SK agreed to subscribe for and purchase, and RONI has agreed to issue and sell to SK, 5,000,000 shares of Class A Common Stock for a purchase price of $50.0 million, on the terms and subject to the conditions set forth therein.

On May 25, 2023, RONI entered into subscription agreements (the “May 25, 2023 Subscription Agreements”) with certain investors (the “May 25, 2023 PIPE Investors”) pursuant to which, among other things, the May 25, 2023 PIPE Investors agreed to subscribe for and purchase, and RONI agreed to issue and sell to the May 25, 2023 PIPE Investors, an aggregate of 1,500,000 shares of Class A Common Stock for an aggregate purchase price of $15.0 million, on the terms and subject to the conditions set forth therein. The May 25, 2023 Subscription Agreements are substantially similar to the 2022 Subscription Agreements, the form of which was attached as Exhibit 10.3 to the Current Report on Form 8-K filed by RONI on December 14, 2022. The foregoing description of the May 25, 2023 Subscription Agreements is not complete and is subject to, and qualified in its entirety by, reference to such previously filed form.

Item 3.02 Unregistered Sales of Equity Securities.

The shares of Class A Common Stock to be issued and sold to the May 25, 2023 PIPE Investors pursuant to the May 25, 2023 Subscription Agreements will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering. The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Important Information about the Business Combination and Where to Find It

This Current Report on Form 8-K relates to, among other matters, the proposed Business Combination involving RONI and NET Power. In connection with the Business Combination, RONI has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (File No. 333-268975), including a proxy statement and prospectus (the “Proxy Statement/Prospectus”). This document is not a substitute for the Proxy Statement/Prospectus. The definitive Proxy Statement/Prospectus was filed with the SEC on May 10, 2023 and has been or will be sent to all RONI shareholders as of April 18, 2023 (the record date for voting on the proposed Business Combination). RONI may also file other relevant documents regarding the proposed Business Combination with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SECURITY HOLDERS OF RONI AND OTHER INTERESTED PARTIES ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC IN CONNECTION WITH THE BUSINESS COMBINATION, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RONI, NET POWER, THE BUSINESS COMBINATION AND RELATED MATTERS.

Investors and security holders of RONI may obtain free copies of the Proxy Statement/Prospectus and other documents that are filed or will be filed with the SEC by RONI through the website maintained by the SEC at www.sec.gov or at RONI’s website at www.ricespac.com/rac-ii.

Participants in Solicitation

RONI and NET Power and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from RONI’s shareholders in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination are contained in the Proxy Statement/Prospectus. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICE ACQUISITION CORP. II

Date: May 30, 2023	By:	/s/ James Wilmot Rogers
		Name:	James Wilmot Rogers
		Title:	Chief Financial Officer and Chief Accounting Officer

3